SUPPLEMENT TO THE

STATEMENTS OF ADDITIONAL INFORMATION

OF

WELLS FARGO ALTERNATIVE FUNDS

WELLS FARGO COREBUILDER SHARES

WELLS FARGO FIXED INCOME FUNDS

WELLS FARGO INTERNATIONAL AND GLOBAL EQUITY FUNDS

WELLS FARGO MONEY MARKET FUNDS

WELLS FARGO MULTI-ASSET FUNDS

WELLS FARGO MUNICIPAL FIXED INCOME FUNDS

WELLS FARGO SPECIALTY FUNDS

WELLS FARGO TARGET DATE RETIREMENT FUNDS

WELLS FARGO U.S. EQUITY FUNDS

WELLS FARGO VARIABLE TRUST FUNDS
(Each, a “Fund” and together, the “Funds”)

At a meeting held on April 17-18, 2018, the Boards of Trustees of Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and Asset Allocation Trust (the “Trusts”) appointed Alexander Kymn as Secretary and Chief Legal Officer of the Trusts, effective April 17, 2018. As a result, the information regarding C. David Messman under the “TRUSTEES AND OFFICERS” section for each Fund is deleted and replaced with the following:

Name and Year of Birth	Position Held With Registrant/Length of Service	Principal Occupation(s) During Past 5 Years or Longer
Alexander Kymn (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

April 18, 2018